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                                                                    EXHIBIT 10.J


                                                                       EXECUTION


                     CONSENT, RELEASE AND FIRST AMENDMENT


        CONSENT, RELEASE AND FIRST AMENDMENT, dated as of November 2, 1993 (this "Consent and Amendment"), among Wyman-Gordon Company (the "Company"), Wyman-Gordon Composites, Inc. ("WG Composites"), Scaled Composites, Inc., Wyman-Gordon Investment Castings, Inc., Precision Founders Inc., Wyman-Gordon Composite Technologies, Inc., Wyman-Gordon Fisc, Ltd., Reisner Metals, Inc., WG-Rome Corporation and Wyman-Gordon Securities Corporation (together with the Company, the "Credit Parties") and The CIT Group/Business Credit, Inc. ("CITBC").

                                  WITNESSETH:
                                  -----------

        WHEREAS, the Credit Parties and CITBC are parties to a Financing Agreement, dated March 8, 1993, as amended (the "Financing Agreement");

        WHEREAS, pursuant to an Asset Purchase Agreement (the "Purchase Agreement") dated as of October 22, 1993 among Kaiser Aerospace & Electronics Corporation (the "Buyer"), WG Composites and the Company, WG Composites and the Company desire to sell (the "Sale") to the Buyer the "Contracts Assets," as that term is defined in the Purchase Agreement;

        WHEREAS, pursuant to the Financing Agreement, WG Composites has granted a Lien to CITBC on certain of WG Composites' Contract Assets;

        WHEREAS, the Purchase Agreement requires that the Contract Assets to be sold by WG Composites to the Buyer pursuant to the Purchase Agreement be transferred to the Buyer on the date of the closing of the Sale (the Closing Date") free and clear of any Lien in favor of CITBC;

        WHEREAS, pursuant to Sections 5.3 and 7.9(c) of the Financing Agreement, the execution and delivery by WG Composites and the Company of the Purchase Agreement and the consummation of the Sale require the consent of CITBC;

        WHEREAS, the Credit Parties have requested that CITBC consent to the execution and delivery by WG Composites and the Company of the Purchase Agreement and the consummation of the Sale;

        WHEREAS, the Credit Parties have requested that CITBC release its Lien upon the Contract Assets to be sold by WG Composites to the Buyer pursuant to the Purchase Agreement;

        WHEREAS, CITBC is willing to so consent and so release on the condition that certain amendments herein set forth be made to

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the Financing Agreement, and on the other terms and conditions herein set forth;

        NOW, THEREFORE, in considerations of the mutual conditions and agreements set forth in this Consent and Amendment and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of the Credit Parties and CITBC hereby agree as follows:

                SECTION 1. DEFINED TERMS. As used in this Consent and Amendment, terms defined in the Financing Agreement and not otherwise defined herein shall have the meanings set forth in the Financing Agreement.

                SECTION 2. CONSENT. CITBC hereby consents to the execution and delivery by the Company and WG Composites of the Purchase Agreement and the consummation of the Sale and the other transactions contemplated therein; PROVIDED, HOWEVER, that such consent is subject to the following conditions:

                (a) The Sale shall be consummated strictly in accordance with the terms of the Purchase Agreement and of the Other Documents (as hereinafter defined);

                (b) CITBC shall have received for review and approval all Exhibits and Schedules to the Purchase Agreement and all other material documents and instruments ("Other Documents") to be executed and delivered in connection with the Purchase Agreement; CITBC or its counsel shall have furnished to the Company written confirmation that CITBC has reviewed and approved the form and substance of such Exhibits, Schedules, and Other Documents; and such Exhibits, Schedules and Other Documents shall be executed and delivered in the form so approved by CITBC;

                (c) The Sale shall have been consummated on or before November 19, 1993, or such later date to which CITBC shall have consented in writing prior thereto;

                (d) No Default or Event of Default shall exist immediately before or immediately after giving effect to the execution and delivery of the Purchase Agreement and the Other Documents or the consummation of the Sale or the other transactions contemplated in the Purchase Agreement or the Other Documents;

                (e) The representations and warranties contained in this Consent and Amendment shall be true and correct on and as of the dates of the execution and delivery of the Purchase Agreement and the consummation of the Sale and the other transactions contemplated in the Purchase Agreement and the Other Documents as though made on and as each of such dates; and

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                (f) All other conditions set forth in Section 6 thereof shall have been satisfied.

        SECTION 3. RELEASE. Upon the satisfaction of the terms and conditions set forth in Sections 2 and 6 thereof, CITBC's Lien on solely the Contract Assets being sold by WG Composites to the Buyer pursuant to the Purchase Agreement shall be released, with CITBC's Lien on all assets of WG Composites that are not sold to the Buyer pursuant to the Purchase Agreement continuing thereafter in full force and effect. Prior to the Closing Date, CITBC shall execute and deliver to an escrow agent satisfactory to it such UCC-3 Partial Releases as may be necessary to effectuate such release as of record, and upon the satisfaction of the terms and conditions set forth in Sections 2 and 6 hereof, CITBC shall instruct its escrow agent to deliver such UCC-3 Partial Releases to the Company or its counsel for delivery to the Buyer or its Counsel.

        SECTION 4.  Additional Convenants of the Credit Parties.
                    -------------------------------------------

        4.1 The Credit Parties shall, within ten (10) Business Days after the consummation of the Sale, deliver to CITBC a certificate executed by the Vice President and Treasurer of each of the Company and WG Composites certifying that (a) annexed thereto is a true, correct and complete copy of the Purchase Agreement, the Schedules and Exhibits thereto and all Other Documents executed and delivered in connection therewith and (b) the Sale was consummated on the Closing Date specified therein strictly in accordance with the terms of the Purchase Agreement, the Other Documents and this Consent and Amendment.

        4.2 Simultaneously with the delivery of the "Seller's Statement of Purchase Price Adjustment," as that term is defined in the Purchase Agreement, to the Buyer, the Credit Parties shall deliver a true and correct copy thereof to CITBC.

        4.3 Promptly upon CITBC's request therefor, the Company and WG Composites shall execute and deliver to CITBC, as additional collateral for the Obligations, an assignment, in form and substance satisfactory to CITBC, of all of the Company's and WG Composites' rights under the Purchase Agreement and Other Documents, together with such UCC Financing Statements and other documents and instruments as CITBC may require to perfect such assignment, and, if requested by CITBC, the Credit Parties shall use their best efforts to cause the Buyer to consent to such assignment and to agree to honor the same.

        4.4 On and after the Closing Date, WG Composites shall not conduct any business, shall not have or acquire any material assets other than its assets existing on the Closing Date and not sold to the Buyer and, except for its liability for the Obligations and liabilities arising under or retained by WG Composites

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pursuant to the Purchase Agreement, shall not have or incur any material liabilities.

        SECTION 5. AMENDMENTS TO FINANCING AGREEMENT. Effective as of the Closing Date, immediately after giving effect to the sale, the Financing Agreement shall be amended as follows:

        5.1 The words ", WYMAN-GORDON COMPOSITES, INC." shall be deleted from the cover page of the Financing Agreement.

        5.2 The preamble to the Financing Agreement shall be deleted in its entirety, and the following preamble shall be substituted therefor:

        THE CIT GROUP/BUSINESS CREDIT, INC., a New York corporation ("CITBC"), with offices located at 1211 Avenue of the Americas, New York, New York 10036, is please to confirm the terms and conditions under which CITBC shall make revolving loans, advances and other financial accommodations to WYMAN-GORDON COMPANY (the "Company"), a Massachusetts corporation with a principal place of business at 244 Worcester Street, Box 8001, Grafton, Massachusetts 01536-8001, and SCALED COMPOSITES, INC. ("Scaled Composites"), a California corporation with a principal place of business at Hangar 78, Mojave Airport, Mojave, California 93501 (the Company and Scaled Composites may hereinfafter be referred to collectively as the "Borrowers" and each, individually, as a "Borrower").

        5.3 The definition of the term "Borrowing Base" set forth in Section 1 of the Financing Agreement shall be deleted in its entirety, and the following shall be substituted therefor:

        BORROWING BASE shall mean, (a) as to the Company, the sum of (i) eighty percent (80%) of the outstanding Eligible Accounts Receivable of the Company and its Subsidiaries (other than the Composite Subsidiaries and WG Composites) and (ii) forty percent (40%) of the aggregate value of Eligible Inventory of the Company and its Subsidiaries (other than the Composites Subsidiaries and WG Composites) as determined at the lower of cost or market and (b) as to Scaled Composites, the sum of (i) eighty percent (80%) of outstanding Eligible Accounts Receivable of Scaled Composites and (ii) forty percent (40%) of the aggregate value of Eligible Inventory of Scaled Composites as determined at the lower of cost or market; provided, that, for purposes of calculating the "Borrowing Base" for any borrower at any time, the amount of the component of the Borrowing Base of all the Borrowers based on Eligible Inventory may not exceed an aggregate of $15,000,000.




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        5.4  The definition of the term "Composites Subsidiaries" set forth in
Section 1 of the Financing Agreement shall be amended by deleting the words "WG Composites and" therefrom.

        5.5 The definition of the term "Credit Parties" shall be amended by adding the words "and WG Composites" immediately before the period at the end thereof.

        5.6  a new definition of the term "WG Composites" shall be added to
Section 1 of the Financing Agreement in correct alphabetical order and shall read as follows:

        WG COMPOSITES shall mean Wyman-Gordon Composites, Inc., a Delaware corporation and a Subsidiary of the Company.

        5.7 Subsection (b) of Section 7.9 of the Financing agreement shall be deleted in its entirety, and the following shall be substituted therefor:

        (b) NO ADDITIONAL INDEBTEDNESS. Borrow any money on the security of the Collateral of such Credit Party from sources other than CITBC, or incur or create any Indebtedness other than (i) the Permitted Indebtedness, (ii) Indebtedness of any Credit Party to any other Credit Party, except that Scaled Composites may not at any time be a net debtor with respect to the other Credit Parties in an aggregate amount greater than $5,000,000, and during any period that Scaled Composites is a net creditor with respect to the other Credit Parties in an aggregate amount in excess of $500,000, the Company's Availability shall be reduced by the amount of such excess, provided, that Scaled Composites may not make any borrowings from Scaled Composites, and (iii) guarantees of Specialty Alloys up to the amount set forth in Section 7.9(e).

        5.8 Subsection (d) of Section 7.9 of the Financing Agreement shall be deleted in its entirety, and the following shall be substituted therefor:

        (d) MERGER; CONSOLIDATION, ETC. Merge, consolidate or otherwise alter or modify its corporate name, principal place of business, structure, status or existence, or enter into or engage in any operation or activity materially different from that presently being conducted by it, except that any Credit Party (other than the Company, Scaled Composites and WG Composites) may merge with any other Credit Party subject to the conditions that the Credit Parties shall have executed and delivered all documents and have taken all such actions as CITBC shall deem necessary or desirable in order to maintain the perfection and priority of CITBC's Liens on the Collateral;




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        5.9  Clause (iv) of Section 7.9(e) of the Financing Agreement shall be deleted in its entirety, and the following shall be substituted therefor:

      (iv) guarantees by one Credit Party of the obligations of another;
      except that Scaled Composites may not guarantee the obligations of another Credit Party (other than the guarantees of (x) the obligations of the Company under the Senior Notes and (y) the obligations of each other Credit Party under this Financing Agreement) and the aggregate amount of the obligations of Scaled Composites guaranteed by the Credit Parties may not exceed $750,000, other than as contemplated by clauses (i) through
      (iii) above;

        5.10 Section 7.18 of the Financing Agreement shall be deleted in its entirety, and the following shall be substituted therefor:

        7.18 BORROWING BASE CERTIFICATE. On the sixth Business Day following each week, each Borrower shall deliver to CITBC a Borrowing Base Certificate setting forth such Borrower's Borrowing Base as of the close of business on the last Business Day of such week, certified by the Vice President and Treasurer of such Borrower, provided, however, that Scaled Composites shall only be required to deliver such a Borrowing Base Certificate on the sixth Business Day following each month setting forth such Borrower's Borrowing Base as of the close of business on the last Business Day of such month in the event that and so long as it has no Revolving Loans outstanding.

        5.11 The signature pages of the Financing Agreement shall be amended by deleting the signature of WG Composites as a signatory Borrower and by adding the signature of WG Composites as a signatory Credit Party

        SECTION 6. CONDITION TO EFFECTIVENESS. This Consent and Amendment shall be effective as of the date first above written when CITBC shall have received counterparts of this Consent and Amendment executed by all of the Credit Parties.

        SECTION 7. REPRESENTATIONS AND WARRANTIES. The Credit Parties hereby each represent and warrant to CITBC that (a) the execution, delivery and performance of this Consent and Amendment by each of the Credit Parties are within their respective corporate powers and have been duly authorized by all necessary corporate action, (b) no consent, approval, authorization of, or declaration or filing with, any Governmental Body, and no consent of any other Person, is required in connection with the execution, delivery and performance of this Consent and Amendment except for those already duly obtained, (c) this Consent and Amendment has been duly executed by each of the Credit Parties and constitutes the legal, valid and binding obligation of each




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of the Credit Parties, enforceable against them in accordance with its terms,
(d) the execution, delviery and performance by each of the Credit Parties of this Consent and Amendment does not and will not conflict with, or constitute a violation or breach of, or constitute a default under, or result in the creation or imposition of any Lien upon the property of any Credit Party or any of its Subsidiaries by reason of the terms of (i) any contract, mortgage, Lien, lease, agreement, indenture, or instrument to which such Credit Party or such Subsidiary is a party or which is binding upon it, (ii) any requirement of Governmental Rule applicable to such Credit Party or such Subsidiary, or (iii) the Certificate or Articles of Incorporation or By-Laws of such Credit Party or such Subsidiary, (e) the representations and warranties contained in the Financing Agreement and in each other Loan Document are true and correct in all material respects as though made on and as of the date hereof, except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties were true and accurate on and as of such earlier date); and (f) there exists no Default or Event of Default or condition which, after giving effect to the Sale, would result in a Default or Event of Default.


SECTION 8.  Reference To and Effect on Loan Documents.
            -----------------------------------------

        8.1 Upon the effectiveness of this Consent and Amendment, on and after the effective date hereof each reference in the Financing Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import, and each reference in the other Loan Documents to the Financing Agreement, shall mean and be a reference to the Financing Agreement as amended hereby.

        8.2 Except as specifically amended herein, all of the terms of the Financing Agreement shall remain unchanged and in full force and effect.

        8.3 Except as specifically provided herein, the execution, delivery and effectiveness of this Consent and Amendment shall not operate as waiver of any right, power or remedy of CITBC under the Financing Agreement or any of the other Loan Documents, nor constitute a waiver of any provision of the Financing Agreement or any of the other Loan Documents.


        SECTION 9. EXECUTION IN COUNTERPARTS. This Consent and Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

        SECTION 10. GOVERNING LAW. This Consent and Amendment shall be governed by, and shall be construed and enforced in accordance with, the laws of the State of New York.




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        SECTION 11.  HEADINGS.  Section headings in this Consent and Amendment are included herein for convenience of reference only and shall not constitute a part of this Consent and Amendment or be given any substantive effect.

        IN WITNESS WHEREOF, this Consent and Amendment has been duly executed as of the date first above written.

                                        WYMAN-GORDON COMPANY

                                        By: /s/ Luis E. Leon
                                            ---------------------------
                                        Title: Vice President
                                               ------------------------


                                        WYMAN-GORDON COMPOSITES, INC.

                                        By: /s/ Luis E. Leon
                                            ---------------------------
                                        Title: Vice President
                                               ------------------------


                                        SCALED COMPOSITES, INC.

                                        By: /s/ Luis E. Leon
                                            ---------------------------
                                        Title: Vice President
                                               ------------------------


                                        WYMAN-GORDON INVESTMENT
                                          CASTINGS, INC.

                                        By: /s/ Luis E. Leon
                                            ---------------------------
                                        Title: Vice President
                                               ------------------------


                                        PRECISION FOUNDERS INC.

                                        By: /s/ Luis E. Leon
                                            ---------------------------
                                        Title: Vice President
                                               ------------------------


                                        WYMAN-GORDON COMPOSITE
                                          TECHNOLOGIES, INC.

                                        By: /s/ Luis E. Leon
                                            ---------------------------
                                        Title: Vice President
                                               ------------------------


                                        WYMAN-GORDON FISC, LTD.

                                        By: /s/ Luis E. Leon
                                            ---------------------------
                                        Title: Vice President
                                               ------------------------



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                                          REISNER METALS, INC.

                                          By: /s/ Luis E. Leon
                                              ---------------------------
                                          Title: Vice President
                                                 ------------------------



                                          WG-ROME CORPORATION

                                          By: /s/ Luis E. Leon
                                              ---------------------------
                                          Title: Vice President
                                                 ------------------------



                                          WYMAN GORDON SECURITIES CORPORATION

                                          By: /s/ Luis E. Leon
                                              ---------------------------
                                          Title: Vice President
                                                 ------------------------



                                          THE CIT GROUP BUSINESS CREDIT, INC.

                                          By: /s/ Frank A. Grimaldi
                                              ---------------------------
                                          Title: AVP
                                                 ------------------------















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